UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 5, 2008

Tessera Technologies, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50460	16-1620029
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3099 Orchard Drive

San Jose, California 95134

(Address of Principal Executive Offices)

(408) 894-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 6, 2008, Tessera Technologies, Inc. (the “Company”) announced that its Chairman, President and Chief Executive Officer Bruce M. McWilliams is transitioning to a new role as the Company’s Chief Strategy Officer, and that current Vice Chairman Henry R. Nothhaft will become President and Chief Executive Officer, effective immediately. Dr. McWilliams will remain Chairman of the Company’s Board of Directors on a full-time basis.

Additional information regarding Mr. Nothhaft can be found in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 2, 2008.

Mr. Nothhaft will be paid $455,000 per year for his service as President and Chief Executive Officer. Mr. Nothhaft will be eligible to receive an annual bonus at a target level equal to 100% of his base salary, prorated for his partial year of service in 2008. Mr. Nothhaft will also receive an option to purchase 375,000 shares of common stock and 40,000 shares of restricted stock, subject to the terms and conditions, including with respect to vesting, under the Company’s Fourth Amended and Restated 2003 Equity Incentive Plan. Mr. Nothhaft will also enter into an employment letter agreement with the Company and the Company’s form of change in control severance agreement, each on the same terms as Dr. McWilliams.

Effective August 6, 2008, the Company’s Chief Operating Officer Michael Bereziuk is transitioning to a new role as the Company’s Executive Vice President, Imaging and Optics. Additional information regarding Mr. Bereziuk can be found in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 2, 2008.

Item 7.01.	Regulation FD Disclosure.

A copy of the press release relating to the management changes described above is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Employment Letter, dated August 5, 2008, by and between the registrant and Henry R. Nothhaft

10.2	Form of Change in Control Severance Agreement with registrant’s executive officers (filed as Exhibit 10.1 to registrant’s Current Report on Form 8-K, filed on February 12, 2008, and incorporated herein by reference)

99.1	Press Release dated August 6, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESSERA TECHNOLOGIES, INC.

Date: August 6, 2008	By:	/s/ Bruce M. McWilliams
	Name: Title:	Bruce M. McWilliams Chairman of the Board

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Letter, dated August 5, 2008, by and between the registrant and Henry R. Nothhaft

10.2	Form of Change in Control Severance Agreement with registrant’s executive officers (filed as Exhibit 10.1 to registrant’s Current Report on Form 8-K, filed on February 12, 2008, and incorporated herein by reference)

99.1	Press Release dated August 6, 2008